INVESCO VARIABLE INVESTMENT FUNDS, INC.
                         INVESCO VIF - Total Return Fund

                  Supplement to Prospectus Dated April 30, 2000


The section of the Fund's Prospectus entitled "Fund Management - Portfolio Managers" is amended to (1) delete the paragraphs within the section in their entirety and (2) substitute the following in its place:

     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

     RICHARD R. HINDERLIE, a vice president of INVESCO, is the co-portfolio manager of the Fund. Dick joined INVESCO in 1993. He holds an M.B.A. from Arizona State University and a B.A. in Economics from Pacific Lutheran University.

     CHARLES P. MAYER, Director of Income Equity Investments and a director and a senior vice president of INVESCO, is the lead manager of the Fund. Before joining INVESCO in 1993, Charles was a portfolio manager with Westinghouse pension. He holds an M.B.A. from St. John's University and a B.A. from St. Peter's College.

The date of this Supplement is December 15, 2000.

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                     INVESCO Variable Investment Funds, Inc.

                     Supplement to Statement of Additional Information

                              Dated April 30, 2000

Effective immediately, Total Return Fund will be managed by INVESCO Funds Group, Inc. All references to INVESCO Capital Management, a division of INVESCO, Inc. should be deleted from the Statement of Additional Information.

The date of this Supplement is December 15, 2000.